CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report of TMSF Holdings, Inc. (the “Company”) on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

    (1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Raymond Eshaghian
Raymond Eshaghian
Chief Executive Officer
August 14, 2003

/s/ Masoud Najand
Masoud Najand
Chief Financial Officer
August 14, 2003

        A signed original of this written statement required by Section 906 has been provided TMSF Holdings, Inc. and will be retained by TMSF Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.